UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2024
Date of Report: (Date of earliest event reported)
Cyanotech Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326-1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: none

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

a)	Dismissal of Independent Registered Public Accounting Firm

Following an extensive evaluation process that included proposals from several accounting firms, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Cyanotech Corporation (the “Company”) with the Board’s approval decided to dismiss the Company’s current independent registered accountant and external auditor, Grant Thornton LLP (“Grant Thornton”), and to engage BPM LLP (“BPM”) as its new independent registered public accounting firm for the fiscal year ending March 31, 2025.

On December 10, 2024, the Audit Committee dismissed Grant Thornton as the Company’s independent registered accounting firm.

The audit reports of Grant Thornton on the Company’s consolidated financial statements for each of the two most recent years ended March 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s most recent fiscal years ended March 31, 2024 and 2023, and during subsequent interim period through December 10, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the matter in their reports, on the financial statements for such years; and, (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company provided Grant Thornton with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company request that Grant Thornton furnish it with a letter addressed to the SEC stating whether Grant Thornton agrees with the statements made by the Company regarding Grant Thornton in this Report and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter dated December 16, 2024 is filed as Exhibit 16.1 to this Report.

b)	Engagement of Independent Registered Public Accounting Firm

On December 10, 2024, with the Audit Committee’s approval, the Company appointed BPM as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

During the Company’s most recent fiscal years ended March 31, 2024 and 2023, and during the subsequent interim period through December 9, 2024, neither the Company, nor anyone on its behalf, consulted BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BPM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Name and/or Identification of Exhibit
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: December 16, 2024	/s/ Jennifer C. Rogerson
	By:	Jennifer C. Rogerson
Chief Financial Officer, Vice President – Finance & Administration, and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Name and/or Identification of Exhibit
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)